Exhibit 10.107
AMENDMENT NO. 5 TO
TO THE DYNEGY INC. MASTER RETIREMENT TRUST
THIS AMENDMENT, effective as provided below, is hereby made between DYNEGY INC., an Illinois corporation (“Dynegy Illinois”), and THE NORTHERN TRUST COMPANY, an Illinois corporation, of Chicago, Illinois (the “Trustee”), and constitutes the fifth amendment to the trust agreement establishing the DYNEGY INC. MASTER RETIREMENT TRUST, which trust agreement was made by and between Dynegy Illinois and the Trustee, effective as of the 13th day of December, 2001 (the “Master Trust”).
WHEREAS, the Master Trust has been heretofore amended;
WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy IIlinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);
WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named “Dynegy Inc.”, and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);
WHEREAS, effective immediately after Effective Time, Dynegy Illinois will withdraw as the sponsor of the plans listed on the attached schedule to the Master Trust (the “Plans”) and Dynegy inc., a Delaware corporation, will assume sponsorship of the Plans from Dynegy Illinois and will become the “Company” for purposes of the Master Trust; and
WHEREAS, Article Nine of the Master Trust provides that Dynegy Illinois may, with the consent of the Trustee, amend the Master Trust in whole or in part by instrument in writing delivered to the Trustee;
NOW, THEREFORE, in consideration of the above premises, the Master Trust is hereby amended as follows, effective immediately after the Effective Time:
I.
The first paragraph of the preamble to the Master Trust shall be deleted and the following three paragraphs shall be substituted therefor:
“THIS AGREEMENT, effective as of the 13th day of December, 2001, was made between DYNEGY INC., an Illinois corporation (‘Dynegy Illinois’), and THE NORTHERN TRUST COMPANY, an Illinois corporation, of Chicago, Illinois, as Trustee, and constitutes a restatement into a single trust agreement known as the DYNEGY INC. MASTER RETIREMENT TRUST agreement of the several trust agreements for the Plans that are listed in the attached schedule, which trust agreements were made by Dynegy Illinois and its Subsidiaries and under which the Trustee accepted appointment as successor trustee. The schedule may be amended from time to time by the Company.

Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the ‘Merger Agreement’), Pursuant to the transactions contemplated in the Merger Agreement., Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named ‘Dynegy Inc.’, and Dynegy Illinois will thereafter be renamed ‘Dynegy Illinois Inc.’, as of the Effective Time specified in the Merger Agreement (the ‘Effective Time’).
Effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plans and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Plans from Dynegy Illinois and all references to the ‘Company’ herein shall thereafter refer to Dynegy Inc., a Delaware corporation.”
II.
Section 1.4 of the Trust is amended in its entirety to provide as follows:
“1.4 ‘Company’ means Dynegy Inc., a Delaware corporation and any corporation which is the successor thereto;”
III.
Except as modified herein, the Master Trust shall remain in full force and effect.
This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 to the Master Trust on the dates indicated below, to be effective immediately after the Effective Time.

Dynegy Inc., an Illinois corporation
By:	/s/ [ILLEGIBLE]
	Title:	Executive Vice President, Administration
	Date:	April 2, 2007

The Northern Trust Company
By:	/s/ [ILLEGIBLE]
	Title:	Second Vice President
	Date:	April 2, 2007

Agreed and accepted: Dynegy Inc., a Delaware corporation
By:	/s/ [ILLEGIBLE]
	Title:	Executive Vice President, Administration
	Date:	April 2, 2007